UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 10, 2024

Maximus, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12997				54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)				(I.R.S. Employer Identification No.)

1600 Tysons Boulevard	McLean	,	VA		22102
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including the area code			(703)	251-8500

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On June 10, 2024, the Board of Directors of Maximus, Inc. (the “Company”) approved an increase to the existing stock purchase program. The increased stock purchase program authorizes the Company to purchase up to an aggregate amount of $200 million of the Company’s common stock, no par value (“Common Stock”), including approximately $6 million of remaining availability under the existing program.
The Company intends to purchase shares opportunistically at prevailing market prices in the open market, or in privately negotiated transactions, with the amount and timing of purchases depending on market conditions, corporate needs, and other factors.
This program does not obligate the Company to acquire any particular amount of Common Stock, has no specified expiration date, and may be extended, modified, suspended or discontinued at any time at the Company’s discretion.
The Company issued a press release announcing the increase to the existing stock purchase program. A copy of the press release is furnished as Exhibit 99.1 to this report.
Forward-Looking Statements
Except for historical information, all of the statements, expectations, and assumptions contained in this Current Report on Form 8-K are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s stock purchase program and capital allocation priorities. Actual results may differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to: the fact that common stock purchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the Company’s capital allocation priorities may shift and the other risk factors disclosed in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, as updated by the Company’s other filings with the Securities and Exchange Commission, copies of which are available free of charge on the Company’s website at investor.maximus.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

99.1	Press release dated June 12, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maximus, Inc.
(Registrant)

Date: June 12, 2024	/s/ John T. Martinez
John T. Martinez
Chief Legal Officer and Secretary

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